UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): March 19, 2002

                          ARC Wireless Solutions, Inc.
                          ----------------------------
             (Exact name of registrant as specified in its charter)

                                      Utah
                                      ----
                 (State or Other Jurisdiction of Incorporation)

       000-18122                                         87-0454148
       ---------                                         ----------
(Commission File Number)                    (IRS Employer Identification Number)


                           4860 Robb Street, Suite 101
                        Wheat Ridge, Colorado 80033-2163
                        --------------------------------
           (Address of principal executive offices including zip code)

                                 (303) 421-4063
                                 --------------
              (Registrant's telephone number, including area code)

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Item 7.  Financial Statements And Exhibits.
         ---------------------------------

         (c)  Exhibit 99.1 - Presentation Materials

Item 9.  Regulation FD Disclosure.
         ------------------------

         The materials described in this Item 9 and attached as Exhibit 99.1 will be presented or distributed from time to time on or after noon, E.D.T., March 19, 2002.

         ARC Wireless Solutions, Inc. ("ARC") is a wireless technology company that is involved in marketing, distribution and servicing, as well as selective design and manufacturing, of a broad range of component and network solutions in support of wireless applications. ARC's wireless solutions are marketed through ARC's internal sales force, OEMs, numerous reseller distribution channels, retail, and the Internet to support network deployment in the growing domestic and global wireless markets. ARC Wireless Solutions, Inc., together with its ARC Wireless Communications Products Division and Starworks Wireless subsidiary, is headquartered in Wheat Ridge, Colorado. ARC's Winncom Technologies Corp. subsidiary is located in Solon, Ohio.

         For the fourth quarter of its fiscal year ended December 31, 2001, ARC increased its margins from 18.5% to 25% on revenues of $7,600,000. Also for the fiscal year ended December 31, 2001, ARC will take a one-time non-cash charge of $1.2 million for the write-down of remaining goodwill related to the Starworks acquisition. The write-off of the goodwill of Starworks will be reflected in the audited financial statements included in ARC's Form 10-KSB for the fiscal year ended December 31, 2001.

         ARC also will discuss its projected net income and EBITDA (earnings before interest, taxes, depreciation and amortization) for its first fiscal quarter ended March 31, 2002, which are estimated at this time to be approximately $80,000 and $180,000, respectively. For the full year 2002, projected net income and EBITDA are estimated at $525,000 and $925,000, respectively. The 2002 actual numbers will be subject to several factors, including the performance of ARC's wholly owned subsidiary Winncom Technologies; ARC's meeting its projections with respect to both its newly introduced Galaxy Antenna system and the planned expansion of its base station antenna business acquired from Ball Aerospace and Technologies Corp. in August of 2001.

         This Report contains forward-looking statements within the meaning of the Securities Exchange Act of 1934. Although ARC believes that the expectations reflected in the forward-looking statements and assumptions upon which forward-looking statements are based are reasonable, it can give no assurance that such expectations and assumptions will prove to have been correct. See ARC's most recent Quarterly Report on Form 10-QSB and Annual Report on Form 10-KSB for additional statements concerning important factors, such as demand for products, manufacturing costs and competition, that could cause actual results to differ materially from ARC's expectations.

         In accordance with General instruction B.2. of Form 8-K, the information in this Report (including the attached exhibit) shall not be deemed "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing. This Report does not constitute a determination of whether any information included in or attached to this Report is material.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ARC WIRELESS SOLUTIONS, INC.


Date:    March 19, 2002                 By: /s/ Randall P. Marx
                                        ----------------------------------------
                                        Randall P. Marx, Chief Executive Officer